UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2021

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TENABLE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38600	47-5580846
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6100 Merriweather Drive, Columbia, Maryland, 21044
(Address of principal executive offices, including zip code)

(410) 872-0555
(Registrant’s telephone number, including area code)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TENB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Non-Employee Director Compensation Policy
On May 25, 2021 (the “Approval Date”), the compensation committee of the Board of Directors (the “Board”) of Tenable Holdings, Inc. (the “Company”) approved the following for the compensation of the Company’s non-employee directors, other than Ping Li and Richard Wells, who are affiliated with Accel and Insight Venture Partners, respectively, each a major stockholder of the Company (“Eligible Directors”), for their service on the Board for the year ending December 31, 2021:
Cash Compensation
The cash compensation amounts set forth below are payable to each Eligible Director, effective as of January 1, 2021, for their service on the Board for the year ended December 31, 2021. All cash fees are vested upon payment.
2021 Board Service Retainer
•All Eligible Directors: $35,000
2021 Committee Chair Service Retainer
•Chairman of the Audit Committee: $20,000
•Chairman of the Compensation Committee: $13,500
•Chairman of the Nominating and Corporate Governance Committee: $8,000
2021 Committee Member Service Retainer (not applicable to Committee Chairs)
•Member of the Audit Committee: $10,000
•Member of the Compensation Committee: $6,000
•Member of the Nominating and Corporate Governance Committee: $4,000
Equity Compensation
The equity compensation set forth below was granted under the Company’s 2018 Equity Incentive Plan for the Eligible Directors’ service on the Board for the year ending December 31, 2021:
2021 Grant
On the Approval Date, each of the Eligible Directors was granted 4,962 restricted stock units, with the shares underlying the restricted stock units vesting on the earlier of the first anniversary of the date of grant and the Company’s next annual stockholder meeting, subject to each director’s continued service as a director through the applicable vesting date and accelerated vesting in specified circumstances.
Resignation of Ping Li
On May 25, 2021, Ping Li notified Board of his resignation from the Board and all committees thereof, effective immediately following the 2021 Annual Meeting of Stockholders (the “Annual Meeting”). Mr. Li’s decision to leave the Board was not the result of any disagreement between the Company and Mr. Li on any matter relating to the Company’s operations, policies or practices.
Appointment of Niloofar Razi Howe
Effective May 25, 2021, the Board appointed Niloofar Razi Howe to serve as a director of the Company. Ms. Howe will serve as a Class I director whose term will expire at the 2022 Annual Meeting of Stockholders, and she will serve as a member of the compensation committee of the Board.

There is no arrangement or understanding between Ms. Howe and any other person pursuant to which she was selected as a director of the Company, and there is no family relationship between Ms. Howe and any of the Company’s other directors or executive officers. The Company is not aware of any transaction involving Ms. Howe requiring disclosure under Item 404(a) of Regulation S-K. Additional information about Ms. Howe is set forth below:
Niloofar Razi Howe, age 53, is a Senior Operating Partner at Energy Impact Partners, a venture capital fund, a position she has held since 2019. Previously, Ms. Howe served as Chief Strategy Officer and SVP of Strategy and Operations at RSA Security LLC, a computer and network security company, from 2015 to 2018. Prior to that, Ms. Howe served as Chief Strategy Officer of Endgame, Inc., an enterprise software security company, from 2013 to 2015 and as a member of its board of advisors from 2015 to October 2019. Ms. Howe received her B.A. in English Literature from Columbia University and J.D. from Harvard Law School. The Board believes that Ms. Howe’s extensive industry and management experience qualify her to serve on the Board.
Upon commencement of her service as a director on May 25, 2021, the Board granted Ms. Howe 9,925 restricted stock units, with one third of the shares underlying the restricted stock units vesting on each anniversary of the grant date such that the award will be fully vested after three years, subject to Ms. Howe’s continued service as a director through the applicable vesting dates and accelerated vesting in specified circumstances. Additionally, the Board approved the following compensation for Ms. Howe for her service on the Board for the year ending December 31, 2021, to be pro-rated for her 2021 service and subject to her continued service through the applicable payment dates:
•Board Service Retainer: $35,000
•Compensation Committee Member Service Retainer: $6,000
Ms. Howe has also entered into the Company’s standard form of indemnification agreement.
Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 25, 2021, the Company held the Annual Meeting. The stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 13, 2021 (the “Proxy Statement”). Of the 105,512,922 shares outstanding as of the record date, 94,920,515 shares, or approximately 90%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.
Proposal No. 1: Election of three nominees to serve as directors until the 2024 annual meeting of stockholders and until their respective successors are elected and qualified. The votes were cast as follows:

	Votes For	Votes Withheld
Arthur W. Coviello, Jr.	62,085,402	21,384,203
Kimberly L. Hammonds	64,848,321	18,621,284
Jerry M. Kennelly	64,250,049	19,219,556
Broker Non-Votes: 11,450,909.
All nominees were elected.
Proposal No. 2: Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2021. The votes were cast as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
94,877,574	13,954	28,987	0
The proposal was approved.
Proposal No. 3: The advisory vote on the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The votes were cast as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
74,895,889	7,952,402	621,313	11,450,909
The proposal was approved on a non-binding advisory basis.
Item 7.01    Regulation FD Disclosure.
On May 27, 2021, Tenable issued a press release relating to the appointment of Ms. Howe to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01 of this Current Report on 8-K (including Exhibit 99.1) is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, whether made before or after today’s date, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific references in such filing.
Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits

Exhibit Number	Description
99.1	Press release, dated May 27, 2021
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	The cover page from Tenable's 8-K filed on May 27, 2021, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TENABLE HOLDINGS, INC.

Date:	May 27, 2021	By:	/s/ Stephen A. Riddick
Stephen A. Riddick
General Counsel and Corporate Secretary